                                                                  Exhibit 10.5.g

                                BUSINESS LEASE


        THIS LEASE, entered into this 4th day of Dec.           , 1992, between
TRA LIMITED, Lessor, through its agent, THOMPSON-RUBIN ASSOCIATES, and MANCHESTER EQUIPMENT COMPANY, INC., Lessee:

        WITNESSETH: That the Lessor does lease to the Lessee the following premises located in Hillsborough County, Florida:

        Suite 501, Thompson Center, 6304 Benjamin Road, Tampa, Florida 33634, comprising 1,023 square feet MOL of office space.

        TENANT FINISH OUT: Suite shall be remodeled, at Lessors expense, according to Exhibit "A" (attached).

        RENTAL PERIOD: The term of this Lease shall be for Three (3) years; which term will commence on the 1st day of January, 1993, or when ready for occupancy (the day following the issuance of the Certificate of Occupancy), whichever is later, and shall continue until midnight on the 31st day of December, 1995.

        RENTAL: Lessee hereby agrees to pay the following rental during the term of this Lease:

        (A) Monthly rental of $800.00 plus applicable sales tax each and every month during the initial Two (2) years of the term of this Lease (i.e., the period from January 1, 1993 through December 31, 1994), payable on the first day of each month during such period commencing on January 1, 1993. If the premises are not ready for occupancy on or before January 1, 1993, then the commencement of the terms of this lease shall be the first day after the Premises are available and ready for occupancy and the termination date shall be extended accordingly. Rent for year three (1-1-95 through 12-31-95) shall be $875.00 monthly, plus applicable sales tax.

        In the event the Commencement Date occurs on a day other than the first day of a calendar month, the first Rental payment shall be in the amount of the Rental for one (1) full calendar month plus the prorated Rental for the calendar month in which the term of this Lease commences.

        (B) In the event Lessee shall default on the payment of any monthly rent, pursuant to the default provisions of the Lease, in addition to the remedies hereinafter provided, Lessor shall have the option of declaring the entire unpaid balance of the rent, for the remaining term of the Lease to be immediately due and payable.

        (C) Subsequent to such initial year and continuing through the end of the term of this Lease, the aggregate of the following:

5,6,7

                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        (1) A sum equal to the difference in the total of real estate taxes, special assessments and building insurance assessed in the lease year against the real property and the building of which the demised premises is a part, and the total of these costs assessed in the base year (1993), multiplied by the percentage which Lessee's demised square footage bears to all leasable square footage in the improvements upon said parcel of real property which is 3.43%. Lessor will provide copies of all real estate tax bills upon request by Lessee; plus

        (2) A sum equal to the difference in all operating expenses incurred by the Lessor in the lease year for furnishing utilities to, maintaining and otherwise operating the real property and the building of which the demised premises is a part, and the total of these costs incurred in the base year (1993), multiplied by the percentage which Lessee's demised square footage bears to all leasable square footage in the improvements upon said parcel of real property which is 3.43%. Lessor will provide Lessee with a statement itemizing such costs upon request by Lessee.

        (D) Lessee shall also pay to Lessor any and all rental and sales taxes imposed by any authority upon the rental hereunder and hereby agrees to indemnify and save Lessor harmless therefrom.

        (E) Lessee shall make all rental payments hereunder on the first day of each month hereunder. Such rental payments shall be delinquent if not paid by the seventh day of each month. All such rental payments and any other payments hereunder shall be paid in lawful money of the United States. Delinquent rent payments shall be subject to a late charge of 5%.

        SECURITY DEPOSIT: The Lessee has deposited with the Lessor the sum of $1,600.00 as Security for the full and faithful performance by the Lessee of all the terms, covenants and conditions of this Lease. The Security Deposit shall be returned to the Lessee at the expiration of this Lease less any sums required therefrom to enforce the terms of this Lease. Lessor shall have the right to apply any part of the deposit to cure any default of the Lessee, and if the Lessor does so, Lessee shall upon demand deposit with Lessor the amount so applied to restore the Security to the original sum deposited within five days after receipt of demand therefor.

        USE: The premises are leased to Lessee solely for the following use and no other use can be made of the premises during the term without the prior written consent of the Lessor:

   Office for sales of computer supplies, equipment, related products and any activities related thereto. No use considered hazardous by Lessor's insurer shall be allowed.

   Lessor represents that the premises will be open and available for Lessor's use 24 hours per day, 7 days per week.


                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        UTILITIES AND TAXES: The Lessor will pay for sewer and for normal water consumption for wash room facilities. All other costs of water consumption shall be paid for by Lessee. Lessee agrees to pay the cost of all other utilities including electricity, gas and trash collection. If these charges are not paid when due and Lessor is required to pay same, they will be added to the subsequent month's rent and shall be collectible from Lessee in the same manner as rent. Lessor shall not be liable for damages to Lessee's business and/or inventory or for any other claim by Lessee resulting from an interruption in utility services. Lessee shall pay and hold the Lessor harmless from and on account of all claims for occupational license, personal property taxes or other obligations attributable to the operation of the Lessee's business on the premises. The Lessor will pay all real property taxes and assessments levied by any lawful authority against the demised premises.

        COMPLIANCE WITH LAWS: Lessee covenants that it will not do, suffer or permit anything to be done in or about the leased premises which will contravene the policy of any insurance against loss due to fire, theft, burglary, windstorm and other forms of protective insurance which may be carried by the Lessor, and that it will abide by all municipal codes and regulations affecting the leased premises. In addition the Lessee agrees to abide by the Rules and Regulations established by the Lessor for the demised premises attached hereto as Exhibit "B" and made a part hereof.

        LESSOR'S CONSENT REQUIRED: The Lessee shall not assign this Lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the Lessor, such consent shall not be unreasonably withheld.

        LESSOR'S PROPERTY: All alterations, additions, improvements and fixtures that have become a part of the realty and which has been or will be installed by either party upon the premises during the term of the Lease and which, in any manner are attached to the floors, walls or ceilings, shall at the option of Lessor become the property of the Lessor and at the termination of this Lease shall be surrendered with the premises as a part thereof, or shall be removed at Lessee's expense. Computer and electronic equipment which may be attached to the floors, walls and ceilings, will remain the property of Lessee.

        RISK OF LOSS: All personal property placed or moved in the premises shall be at the risk of the Lessee or owner thereof. The Lessor shall not be responsible or liable to the Lessee for any loss or damage that may be occasioned by or through the act or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby



                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR
are a part of for any loss or damage resulting to the Lessee or its property from bursting, stopped up or leaking water, gas, sewer or steam pipes unless the same is due to the negligence of the Lessor, its agents, servants or employees.

        RIGHT OF ENTRY: Upon reasonable notice to Lessee, and at such times that a representative of Lessee is present, except in case of emergency, Lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within sixty (60) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

        RESTORING PREMISES TO ORIGINAL CONDITION: Lessee hereby accepts the premises in the condition they are in at the beginning of this Lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, and to return at Lessee's expense the premises to their original condition at the expiration of the term, excepting only reasonable wear and tear arising from the use thereof under this agreement. The Lessee agrees to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the walls or the building, caused by any act or neglect of Lessee or of any person or persons in the employ or under the control of the Lessee.

        MAINTENANCE: Lessor shall keep the foundation, outer walls, roof and buried conduits of the premises in good repair, except that the Lessor shall not be called on to make any such repairs occasioned by the negligence of the Lessee, its agents, express or implied invitees, or employees. Lessee shall keep the inside of said premises and the exterior doors, windows and window frames of said premises in good order, condition and repair and shall also keep the premises in a clean, sanitary and safe condition in accordance with law and in accordance with Rules and Regulations promulgated by Lessor from time to time in accordance with all directions, rules and regulations of governmental agencies having jurisdiction. The Lessee shall be responsible for providing all light bulbs used on the premises. The plumbing facilities shall not be used for any other purposes than that for which they are constructed and no foreign substances of any kind shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this provision shall be borne by the Lessee. The heating and air-conditioning system shall be under the control of Lessee and Lessee agrees that all operation, upkeep, repairs and replacements will be at Lessee's expense, except where the repairs or replacements are covered under a warranty running in favor of Lessor, or are due to fire or other casualty covered by Lessor's insurance in which latter event, said repairs or




                                                  INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR
replacements shall be done by Lessor at its expense. Lessee shall, at its own cost and expense, maintain a heating/air-conditioning maintenance agreement with a third party acceptable to Lessor. Lessee shall provide Lessor with a copy of said agreement prior to occupancy of the premises. In the event Lessor pays monies required to be paid by Lessee hereunder, Lessor shall demand repayment of same from Lessee and Lessee shall make payment within ten (10) days of receipt of said demand. Lessee's failure to make such repayment within the ten day period shall constitute a default under the terms of this Lease. Lessor warrants to Lessee that the air-conditioning and heating in the premises shall be in good operating condition on the Commencement Date of this Lease.

        INSURANCE: Lessor shall insure the building, of which the premises are a part, against damage by fire, including extended coverage, in any amount Lessor in its sole discretion shall deem adequate, and shall maintain such insurance throughout the term hereby demised. Lessee shall insure all of its property in the premises against damage by fire, including extended coverage, in any amount as shall be determined by the Lessor in consultation with Lessee, and Lessee shall maintain such insurance throughout the term hereby demised. In addition, Lessee shall also maintain with respect to the premises comprehensive public liability insurance, with minimum limits of $1,000,000, $3,000,000 per personal injury and $500,000 property damage. The Lessee shall indemnify and save harmless the Lessor from and against any loss, damage and liability (except fire loss and losses covered by extended coverage endorsement insured hereunder) occasioned by, growing out of or arising or resulting from any default hereunder or any tortuous or negligent act on the part of the Lessee, its agents, employees or general contractors.

        Lessee shall maintain the insurance coverage required herein with a company or companies acceptable to the Lessor, insuring the Lessor and its Managing Agent as additional named insureds as well as Lessee, against bodily injury to or death of persons, and against property damage as herein provided. Lessee shall deliver certificates of insurance indicating the above specified coverage to the Lessor upon the commencement of the term of this Lease, and continuing evidence of such coverage annually. Such insurance policy or policies shall be in a form reasonaly satisfactory to the Lessor and its Managing Agent, and shall be placed with a company qualified to do business in the jurisdiction in which the demised premises are located, and shall provide that it (they) cannot be canceled without at least ten (10) days prior written notice to the Lessor.

        WAIVER OF SUBROGATION: If either party hereto is paid any proceeds under any policy of insurance naming such party as an insured on account of any loss, damage or liability, then such party hereto releases the other party hereto, to and only to the extent of the amount of such proceeds, from any and all liability for such loss, damage or liability, notwithstanding that such loss, damage or liability may arise out of negligent or intentially tortuous act or omission of the other party, its


                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR
agents or employees, provided that such release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance of the releasing party provides that such release shall not impair the effectiveness of such policy or the insured's ability to recover thereunder. Each party hereto shall use reasonable efforts to have a clause to such effect included in its said policies, and shall promptly notify the other in writing if such clause cannot be included in any such policy.

        DESTRUCTION BY FIRE: If the premises shall be partially damaged by fire or other casualty, the damages shall be repaired by the Lessor and until such repairs are made the rent shall be apportioned according to the part of the premises which is usable by the Lessee. Said repairs shall be made promptly except that no penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of the Lessor and/or Lessee and for reasonable delay on account of labor problems or any other cause beyond the Lessor's and/or Lessee's control. If the premises are totally damaged or rendered wholly untenable by fire or other casualty, then Lessor shall have the option of terminating this Lease as of the date of such casualty within thirty
(30) days thereafter by giving written notice of the exercise of such option to the Lessee and any rents or other payments shall be prorated as of the effective date of such termination and proportionately refunded to Lessee or paid to Lessor as the case may be.

        FIRE INSURANCE: The Lessee agrees to pay that portion of premiums for insurance against loss by fire which are in excess of the minimum fire insurance rating for the type of construction involved in the demised premises provided that such excess is a direct result of Lessee's use and occupancy. Lessee agrees that it shall have no interest in any amounts paid by any fire insurance company to Lessor due to fire or other casualty loss.

        EMINENT DOMAIN: If the whole or any part of the premises hereby leased shall be taken by any public authority under power of eminent domain then the term of this Lease shall cease on the part so taken from the day the possession of the part shall be acquired for any public purpose and the rent shall be paid up to that day and if such portion of the demised premises is so taken as to destroy the usefulness of the premises for the purpose for which the premises were leased, then from that day the Lessee shall have the right to either terminate this Lease or to continue in possession of the remainder of the same under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the premises taken. The parties agree that the Lessee shall not be entitled to any damages by reason of the taking of this leasehold and shall have no claim against Lessor for the value of any unexpired term of this Lease, leasehold improvements or goodwill.



                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        SUBORDINATION: Lessee agrees that this Lease shall be, at Lessor's option, either prior to or subject and subordinate to the lien of any mortgage or deed of trust now or hereafter placed upon the premises, and to any modifications, renewals or extensions thereof. Lessee further agrees to execute subordination documents as reasonably required by Lessor's mortgagee from time to time.

        DEFAULT: Lessee shall be considered in default of this Lease upon the happening of any one of the following:


        (A) Failure to pay the rent or any other sum required by the terms of this Lease within fourteen (14) days after Lessee's receipt of written notice from Lessor.

        (B) Failure to perform any term, covenant or condition of this Lease and the continuance therefore for thirty (30) days after written notice from Lessor.

        (C) The commencement of any action or proceeding for the dissolution or liquidation of Lessee, or for the appointment of a receiver or trustee of Lessee's property, and the failure to discharge any such action within thirty
(30) days.

        (D) The making of any assignment for the benefit of creditors, or if Lessee is declared bankrupt.

        (E) The abandonment of the premises by the Lessee.

        Upon default, as hereinabove defined, Lessor, with notice to Lessee, may enter upon the premises without terminating the Lease and do any acts which Lessor may deem necessary to cure such default, and Lessee agrees to pay Lessor any damage and/or expense incurred thereby.

        Furthermore, upon default Lessor may, on ten (10) days advance written notice to Lessee, terminate this Lease, and with legal process take possession of the premises, and remove the Lessee or any other occupant. Lessor shall be entitled to recover as damages from the Lessee an amount equal to the balance of the rent, together with all legal and other expenses incurred including the cost of reletting the premises. Lessee shall be credited, however, with any net amounts received by the Lessor from the reletting of the premises. It is expressly agreed that Lessor shall not be liable for any failure to relet the premises. No act of the lessor shall be considered an acceptance of a surrender of the premises, unless in writing. Lessor may maintain separate actions each month to recover the damages, without waiting to the end of the term of the rental of the premises.

        ESTOPPEL CERTIFICATES: Lessee agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor or its designee a statement in writing certifying (1) that this Lease is unmodified and in full force and effect or if modified, that the Lease as modified is in full force and effect as stating



                                                  INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR
the dates of such modifications, (2) the dates to which rent and other charges hereunder have been paid by the Lessee, (3) the amount of any prepaid rent or any credit due to the Lessee hereunder, (4) that Lessee has accepted possession of the leased premises and the date on which the term commenced, (5) whether, to the best knowledge of the Lessee, the Lessor is then in default in the performance of any of its obligations hereunder (and if so specifying the nature of each such default) and (6) as to any other fact or condition reasonable requested by the Lessor or its first mortgagee or prospective first mortgagee or purchaser of any or all of Lessor's interests, or any assignee or prospective assignee of any interest of Lessor under this Lease.

        ENTIRE AGREEMENT: This Lease contains the entire agreement of the parties in regard to the premises. There are no oral agreements existing between them.

        MECHANIC LIENS: Lessee agrees that Lessee will pay or cause to be paid all costs for work done by Lessee or caused to be done by Lessee on the Premises of a character which could, but for the prohibitions hereinafter contained, result in liens on Lessor's interest therein, and Lessee will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Lessee or persons claiming under Lessee. Lessee agrees to and shall indemnify and save Lessor free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to, Lessee or persons claiming under Lessee.

        THE INTEREST OF THE LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE LESSEE.

        A notice concerning this provision of this Lease has been executed by Lessor and has been recorded with the Clerk of the Court of Hillsborough County. This Notice reads as follows:

                    NOTICE REGARDING MECHANIC LIENS

        Notice is hereby given of certain lease provisions contained in the Lease between, as Lessor, and the Lessee of the Premises on property hereinafter described. This notice is given pursuant to 713.10, Florida Statutes, (1989). TRA LIMITED PARTNERSHIP, as Lessor, hereby gives notice as follows:

        1. The name of the Lessor is TRA LIMITED PARTNERSHIP.

        2. The legal description of the parcel of land to which this notice applies is described in Exhibit "A" attached hereto and by this reference made a part hereof.





                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        3. MECHANIC'S LIEN. Lessee agrees that Lessee will pay or cause to be paid all costs for work done by Lessee or caused to be done by Lessee on the Premises of a character which could, but for the prohibitions hereinafter contained, result in liens on Lessor's interest therein, and Lessee will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Lessee or persons claiming under Lessee. Lessee agrees to and shall indemnify and save Lessor free and harmless against liability, loss, damage, costs or expenses, including attorney's fees and costs of discovery and suit, on account of claims of liens of laborers or materialmen or others for work performed for, or materials or supplies furnished to, Lessee or persons claiming under Lessee.

        THE INTEREST OF THE LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE SUBJECT TO LIENS FOR IMPROVEMENTS MADE BY THE LESSEE.

        4. All leases entered into for space in the premises on the parcel of land described in Exhibit "A" attached hereto contain the language identified in paragraph 3 above.

                                 LESSOR:

                                 __________________________________
                                 TRA LIMITED PARTNERSHIP

STATE OF FLORIDA       :
COUNTY OF HILLSBOROUGH :

        The foregoing instrument was acknowledged before me by ___________________________, this ___ day of __________________, 19__.



                                 ____________________________________
                                 Notary Public
                                 My Commission Expires:

        Lessee agrees that the Public Notice contained above which has been recorded in the public records of the county where the leased Premises are located, may be effectively discharged, released, and removed from said public records by Lesor alone executing and recording in the public records a notice that the leased Premises are discharged and released from the terms of this paragraph, as well as all other provisions of this Lease.

        MISCELLANEOUS PROVISIONS: The Lessor shall have the unrestricted right of assigning this Lease at any time, and in the event of such assignment, the Lessor shall be relieved of all liabilities hereunder after assignment.



                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        This contract shall bind the Lessor and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be of the Lessee.

        It is understood and agreed between the parties hereto that the time is of the essence of this contract and this applies to all terms and conditions contained herein.

        It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor to comply with the terms of this contract.

        The rights of the Lessor under the foregoing shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

        It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises hereunder shall be at Lessee's expense and shall be first submitted to the Lessor for approval before installation of same, which approval shall not be unreasonably withheld.

        It is hereby understood and agreed that Lessee may have signage identifying the business and conforming to the park standard, erected over Lessee's entrance door.

        ADDRESSES OF THE PARTIES: All communications or notices required or permitted under this Lease shall, until notice in writing, be made as follows:

        If to Lessor, at:                       6302 Benjamin Rd.
                                                Suite 400
                                                Tampa, FL 33634

        If to Lessee, at:                       6304 Benjamin Rd.
                                                Suite 501
                                                Tampa, FL 33634

                                                     and

                                                Manchester Equipment
                                                Company, Inc.
                                                50 Marcus St.
                                                Hauppauge, NY 11788

        OTHER: In accordance with Florida Statute 404.056 effective January 1, 1989, the following information is provided:

        RADON GAS - Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon



                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR
      that exceed federal and state guidelines have been found in buildings in Florida. Additional information rearding radon and radon testing may be obtained from your county public health unit.

        HAZARDOUS MATERIALS: Lessee shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Lessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Lessee's business, and then only after written notice is given to Lessor of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compansation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there as been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Lessee to Lessor upon demand as additional charges if such requirement applies to the Premises. In addition, Lessee shall execute affidavits, representations and the like from time to time at Lessor's request concerning Lessee's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Lessee shall indemnify Lessor in the manner elsewhere provided in this lease from any release of hazardous materials on the Premises occurring while Lessee is in possession, or elsewhere if caused by Lessee or persons acting under Lessee. The within covenants shall survive the expiration or earlier termination of the lease term.

        OPTION TO RENEW: This lease may be renewed for an additional three (3) years for a fixed rate of $950.00 per month plus applicable taxes. Option to renew must be exercised by notice given in writing by Lessee to Lessor not less than 120 days prior to expiration of lease terms.











                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

        IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first above written.

                                        LESSOR: TRA LIMITED, a Florida
                                                Limited Partnership

Signed in the presence of:
                                            BY: Thompson-Rubin Associates, a
___________________________                     Florida general partnership

___________________________                  BY: /s/ Donald C. Thompson
As to Lessor                                    ________________________________
                                                    DONALD C. THOMPSON
                                                    General Partner

                                           LESSEE: MANCHESTER EQUIPMENT
                                             COMPANY, INC.


/s/                                         BY:     /s/
___________________________                     ________________________________
                                                        Signature
/s/
___________________________                 NAME:   /s/ BARRY STEINBERG
As to Lessee                                      ______________________________

                                                    Print or Type


                                            TITLE:  /s/ President
                                                   ____________________________



                                             DATE:  11/25/92
                                                   ____________________________



                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

                                                                       EXHIBIT A


                                REMODEL NOTES
                      MANCHESTER EQUIPMENT COMPANY, INC.
                                  SUITE 501
                              THOMPSON CENTER I
                              6304 BENJAMIN ROAD
                               TAMPA, FL 33634






        1. REPAINT SUITE THROUGHOUT - DEVOE #2H4O6 PUSSYWILLOW GRAY, DOOR JAMBS INCLUDED. REFINISH DOORS WITH CLEAR FINISH.

        2.  REPLACE VINYL COVE BASE - 4" ROPPE DARK GRAY.

        3. INSTALL NEW CARPET - PLATINUM INDUSTRIES DIAMONDBACK 26 OZ. MOONSHADOW #3005.

        4. INSPECT AND REPAIR OR REPLACE LIGHTING, ELECTRICAL AND PLUMBING FIXTURES IF NEEDED.

        5.  INSPECT AND REPAIR OR REPLACE HVAC SYSTEM IF NEEDED.

        6.  CLEAN ALL SURFACES, BLINDS, AND WINDOWS.

        7.  INSPECT AND REPAIR OR REPLACE WALLS, CEILING TILE AND GRID IF
            NEEDED.

        8.  ALL FINISHES AND CONSTRUCTION TO MATCH EXISTING.









                                   [CHART]












                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

                                                                     EXHIBIT "B"










                               THOMPSON CENTER










                   RULES AND REGULATIONS FOR PARK OCCUPANTS












                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

                                   PURPOSE


        Thompson Center was established to provide commercial enterprises requiring office, showroom, warehouse, or light industrial space a desirable home for their business. Since there will be many types and variations of businesses included, it becomes necessary to provide rules and regulations so all occupants will continue to enjoy this environment. It is this objective that has led to the formulation of these rules for all businesses housed in Thompson Center. These rules will be kept flexible and may be modified, if necessary, for the overall benefit of park occupants.

        We hope you enjoy our park. If you ever have a problem of any type, please contact Thompson-Rubin Associates and we will make every effort to promptly resolve it.










                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                  LESSEE         LESSOR

                            RULES AND REGULATIONS


 1. No land or property within the Center shall be used for any purpose other than as permitted by the City of Tampa zoning regulation for M-AP zoning or as stipulated in the lease.

 2. No materials or products shall be manufactured or stored that constitute a nuisance or cause the emission of noxious odors or gases or smoke. No burning of materials, outside or inside, will be permitted.

 3. No fence, wall, loading facility, outside storage facility, or permanent improvements will be erected or constructed without the prior written approval of the Lessor.

 4. Lessee will keep their premises safe, clean, neat and provide for the removal of trash from their premises.

 5. No materials, supplies or products shall be stored outside without the prior written approval of the Lessor.

 6. Occupants shall not cause or make any excessive noise, odor, harmful sewage or vibration that could be deemed objectionable to other tenants.

 7. No signs are to be erected other than the standard format. Signs are not to be erected other than on the provided space of the space occupied.

 8. Each tenant is to maintain an adequate pest control program for his type of enterprise.

 9. A fifteen (15) mile per hour speed limit is to be observed within the park complex.

10. No employee parking will be permitted on the streets or in the park other than in the areas designated by the Lessor.

11. All enterprises are to be conducted in a business-like manner.

12. Only lawful endeavors will be permitted for occupants of Thompson Center.




                                                 INITIAL        INITIAL

                                                   /s/            /s/

                                                 LESSEE         LESSOR

                            AMENDMENT TO LEASE #1



        TRA Limited, hereinafter referred to as Lessor, and MANCHESTER EQUIPMENT COMPANY, INC., hereinafter referred to as Lessee, agree as follows:

        1. Lessor and Lessee have entered into a lease (the "Lease" dated the 4th day of December, 1992.

        2. The lease relates to the following leasehold premises: Suite 501, Thompson Center, 6304 Benjamin Road, Tampa, Florida 33634, comprising 1,023 square feet MOL of office space.

        3. This Amendment is issued for the following purposes:

           A. To extend the rental period on Suite 501.


           B. To adjust the RENTAL RATE.
                            -----------

           C. To correct square footage paragraph.


           D. To add a new paragraph JOINT AND SEVERAL LIABILITY.
                                     ----------------------------

           E. To add a new paragraph CORPORATE TENANCY.
                                     ------------------

           F. To add a new paragraph LIMITATION ON LESSOR'S LIABILITY.
                                     ---------------------------------

           G. To add a new paragraph PROHIBITION FROM RECORDING OF LEASE.
                                     ------------------------------------

           H. To add a new paragraph BROKERAGE COMMISSION.
                                     ---------------------

           I. To add a new paragraph ATTORNEY'S FEES.
                                     ----------------

           J. To add a new paragraph INTERPRETATIONS.
                                     ----------------


        4. Lessor and Lessee agree that the following Amendments will be made to said Lease, namely:


           A. RENTAL PERIOD: The term of this Lease which was to terminate on
              --------------
              December 31, 1995 shall be extended for one (1) year from

              the 1st day of January, 1966 through December 31, 1996.


           B. RENTAL: Lessee hereby agrees to pay the following adjusted rental
              -------
              rate commencing on January 1, 1996 in conjunction with

              this Lease extension:




                                                 INITIAL        INITIAL

           Manchester Equipment Company, Inc. -    /s/            /s/
           Amendment to Lease #1 (TRAL)
                                                  LESSEE         LESSOR

        (1) Monthly rental of $918.75 plus state sales tax and trash disposal charges each and every month (i.e., the period from January 1, 1996 through December 31, 1996), payable on the first day of each month during such period.

        C. The paragraph describing the leased premises on the first page of the original lease, dated December 4, 1992 is modified to correct the square footage leased as follows:

        Suite 501, Thompson Center, 6304 Benjamin Road, Tampa, Florida 33634, comprising 1,048 square feet MOL of office space.

        The following paragraphs shall be added to the Lease:

        D. JOINT AND SEVERAL LIABILITY: If two or more individuals, corporations, partnerships, or other business associations (or any combination of two or more thereof) shall sign this Lease as Lessee, the liability of each such individual, corporaion, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Lessee named in this Lease shall be a partnership or other buisness association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

        E. CORPORATE TENANCY: If Lessee is a corporation, the undersigned officer of Lessee hereby warrants and certifies to Lessor that Lessee is a corporation in good standing and is authorized to do business in the State of Florida. The undersigned officer of Lessee hereby further warrants and certifies to Lessor that he or she, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto.

        F. LIMITATION ON LESSOR'S LIABILITY: The term "Lessor" shall mean only the ownership entity, for the time being of the building in which the Premises is located, and in the event of the transfer by such entity of its interest in said building, such entity shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of that owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term of provision of this Lease, Lessee agrees, in the pursuit of any remedy, to look solely to Lessor's insurance coverage and assets then owned by Lessor, and not to the assets of Lessor's general partners.






                                           INITIAL        INITIAL
Manchester Equipment Company, Inc.-
Amendment to #1 (TRAL)                       /s/            /s/     Page 2 of 4

                                            LESSEE         LESSOR

        G. PROHIBITION FROM RECORDING OF LEASE: Neither this Lease, nor any memorandum or other form of this Lease, shall be recorded in the Public Records by any party, whether or not a signatory to this Lease, except as provided for in the paragraph entitled "Mechanics Liens".

        H. BROKERAGE COMMISSION: Both Lessor and Lessee warrant that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease, except as same pertains to THOMPSON-KIRK PROPERTIES, INC., and Lessee agrees to indemnify and save Lessor harmless from any liability that may arise from such claim (other than the broker(s) mentioned above), including reasonable attorney's fees.

        I. ATTORNEY'S FEES: In the event either party commences any action or proceeding under this Lease to enforce any right or remedy hereunder, the prevailing party shall be entitled to recover its reasonable costs and attorney's fees.

        J. INTERPRETATIONS: This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Lessor and Lessee have contributed substantially and materially to the preparation of this Agreement.

        5. Lessor and Lessee ratify and affirm all other provisions of the Lease dated the 4th day of December, 1992.

        IN WITNESS WHEREOF, the Lessor and Lessee executed the foregoing Amendment on the 22nd day of January, 1996.


                                       LESSOR: TRA LIMITED,
                                               a Florida Limited Partnership
Signed in the presence of:
                                        BY:    Its General Partner,
                                               Thompson-Rubin Associates,
Virginia Winters                               a Florida General Partnership
-------------------------
Witness

Ganilet Padron                          BY:    Donald C. Thompson
-------------------------                      -------------------------------
Witness                                        DONALD C. THOMPSON
                                               General Partner


                                        INITIAL        INITIAL

  Manchester Equipment Company, Inc.-     /s/            /s/    Page 3 of 4
  Amendment to Lease #1 (TRAL)
                                         LESSEE         LESSOR

                                        LESSEE: MANCHESTER EQUIPMENT
                                                COMPANY, INC.

__/s/______________________                 BY: __/s/___________________________
Witness                                         Signature


__/s/______________________                 NAME:___/s/BARRY STEINBERG__________
Witness                                          Print or Type

                                            TITLE:_President____________________
                                                  Print or Type

                                            DATE: __1/8/96______________________








                                           INITIAL        INITIAL

Manchester Equipment Company, Inc. -
Amendment to Lease # 1 (TRAL)                /s/            /s/      Page 4 of 4

                                           LESSEE         LESSOR